EXHIBIT 99.2

Equity One, Inc. Supplemental Information Package

March 31, 2006

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
March 31, 2006
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
As of March 31, 2006

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2005 and Form 10-Q for the period ended March 31, 2006 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - OPERATING RATIOS
As of March 31, 2006
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2006	Mar 31, 2005	Dec 31, 2005
Selected Operating Items:
Total rental revenue*	$66,842	$62,677	$254,741
Property operating expenses*	18,220	15,863	67,490
General & administrative expenses (G&A)*	4,616	4,340	17,281

Net income	$22,365	$21,790	$92,741
Net income per diluted share	0.29	0.29	1.24

Income from continuing operations	$21,714	$19,615	$79,863
Income from continuing operations per diluted share	0.28	0.26	1.07

Funds from operations (FFO)	$33,940	$30,649	$124,836
FFO per diluted share	0.45	0.41	1.67

Funds available for distribution (FAD)	$27,286	$24,135	$96,268
FAD per diluted share	0.36	0.33	1.29

Total dividends paid per share	$0.30	$0.29	$1.17

Operating Ratios:
Net operating income margin (see page 7)*	72.7%	74.7%	73.5%
Expense recovery ratio (expense recoveries/operating expenses)*	83.8%	81.9%	81.5%

EBITDA margin (see page 6)*	68.2%	68.3%	68.0%
EBITDA to interest coverage ratio*	3.3	3.6	3.4

G&A as % of total revenues*	6.4%	6.8%	6.6%
G&A as % of total assets (annualized)	0.85%	0.87%	0.84%

Dividend / FFO payout ratio	66.7%	70.7%	70.1%
FFO multiple (annualized if < 12 months)	13.6	12.6	13.8

Dividend / FAD payout ratio	83.3%	87.9%	90.7%
FAD multiple (annualized if < 12 months)	17.1	15.6	17.9

*	The indicated line item includes amounts reported in discontinued operations (except for any gain/(loss) on the disposal of income producing property).

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - DEBT RATIOS - QUARTERLY BREAKOUT
As of March 31, 2006
(in thousands, except per share data)
	As of

	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Fixed rate debt	$928,108	$816,925	$819,564	$704,203	$738,817
Fixed rate debt - swapped to variable rate	94,052	95,404	95,514	97,310	95,165
Variable rate debt - unhedged	115,000	93,165	39,000	184,161	144,763
Total debt*	$1,137,160	$1,005,494	$954,078	$985,674	$978,745

% Fixed rate debt	81.62%	81.25%	85.90%	71.44%	75.49%
% Fixed rate debt - swapped to variable rate	8.27%	9.49%	10.01%	9.87%	9.72%
% Variable rate debt - unhedged	10.11%	9.27%	4.09%	18.68%	14.79%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

% Variable rate debt - total	18.38%	18.75%	14.10%	28.56%	24.51%

Secured mortgage debt	$433,108	$446,925	$449,546	$454,203	$488,817
Unsecured debt	704,052	558,569	504,532	531,471	489,928
Total debt*	$1,137,160	$1,005,494	$954,078	$985,674	$978,745

% Secured mortgage debt	38.09%	44.45%	47.12%	46.08%	49.94%
% Unsecured debt	61.91%	55.55%	52.88%	53.92%	50.06%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Total market capitalization (from page 8)	$3,005,198	$2,757,987	$2,710,423	$2,690,123	$2,515,416

% Secured mortgage debt	14.41%	16.20%	16.59%	16.88%	19.43%
% Unsecured debt	23.43%	20.25%	18.61%	19.76%	19.48%
Total debt : Total market capitalization	37.84%	36.46%	35.20%	36.64%	38.91%

Weighted-average interest rate on secured mortgage debt	7.30%	7.19%	7.24%	7.24%	7.26%
Weighted-average interest rate on senior unsecured notes**	5.47%	5.20%	5.42%	5.08%	5.10%
Weighted-average interest rate on revolving credit facilities	5.14%	4.68%	4.15%	3.69%	3.19%

Weighted-average maturity on mortgage debt	4.8 years	5.2 years	5.6 years	5.8 years	5.6 years
Weighted-average maturity on senior unsecured notes	5.6 years	4.6 years	4.8 years	3.3 years	3.5 years

*	excluding unamortized premium/discount
**	excluding the effect of interest rate swaps

EQUITY ONE, INC. AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended March 31, 2006
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2006	Mar 31, 2005	Dec 31, 2005

Net income	$22,365	$21,790	$92,741
Minority interest*	28	50	188
Interest expense*	14,804	12,197	51,983
Gain on disposal of income producing property	(492)	(1,615)	(11,460)
Amortization of deferred financing fees*	355	379	1,512
Rental property depreciation and amortization*	12,039	10,446	43,445
Other depreciation and amortization	164	105	577
EBITDA*	$49,263	$43,352	$178,986

Interest expense*	$14,804	$12,197	$51,983

EBITDA : interest coverage ratio*	3.3	3.6	3.4

Revenue
Total rental revenue*	$66,842	$62,677	$254,741
Investment income	4,652	709	7,941
Other income	733	64	498
Total revenue*	$72,227	$63,450	$263,180

EBITDA margin (EBITDA/total revenue)*	68.2%	68.3%	68.0%

Total market capitalization (see page 8)	$3,005,198	$2,515,416	$2,757,987
Total market capitalization to EBITDA multiple*	15.3	14.5	15.4

*	The indicated line item includes amounts reported in discontinued operations (except for any gain on the disposal of income producing property).

EQUITY ONE, INC. AND SUBSIDIARIES
NET OPERATING INCOME
For the quarter ended March 31, 2006
(in thousands, except per share data)

	For the three months ended		Percent
	Mar 31, 2006	Mar 31, 2005	Change

Net operating income (1)
Total rental revenue	$66,842	$62,677	6.6%
Property operating expenses (2)	18,220	15,863	14.9%
Net operating income	$48,622	$46,814	3.9%

NOI margin (NOI/total rental revenue)	72.7%	74.7%

Net operating income (NOI) from continuing operations
Total rental revenue	$66,451	$61,273	8.5%
Property operating expenses (2)	18,143	15,391	17.9%
Net operating income	$48,308	$45,882	5.3%

NOI margin (NOI/total rental revenue)	72.7%	74.9%

Same property NOI (3)
Total rental revenue	$62,279	$59,356	4.9%
Property operating expenses	20,451	18,156	12.6%
Net operating income	$41,828	$41,200	1.5%

Growth in same property NOI	1.5%
Growth in same property NOI, excluding termination fees	2.4%

Number of properties included in analysis	171
Same property occupancy	94.4%	94.8%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Net of intercompany expenses.
(3)	Excludes the effects of straight line rent, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC. AND SUBSIDIARIES
MARKET CAPITALIZATION - QUARTERLY BREAKOUT
As of March 31, 2006
(in thousands, except per share data)

	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Closing market price of common stock	$24.56	$23.12	$23.25	$22.70	$20.59
Dividend yield (based on current annualized dividend)	4.89%	5.19%	4.99%	5.11%	5.63%
Dividends paid per share	$0.30	$0.30	$0.29	$0.29	$0.29

Net book value per share (fully diluted, end of period)	$12.82	$12.83	$12.83	$12.73	$12.64

Liquidity
Cash and cash equivalents	$2,216	$102	$-	$-	$-
Revolving credit facilities
Gross potential available under current credit facilities	280,000	$345,000	345,000	345,000	345,000
less: Outstanding balance	(115,000)	(93,165)	(39,000)	(179,387)	(144,763)
Holdback for letters of credit	(1,371)	(1,283)	(1,283)	(1,283)	(1,289)
Net potential available under credit facilities	$163,629	$250,552	$304,717	$164,330	$198,948

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common shares	75,360.212	74,891.792	74,522.955	74,029.497	73,561.218
Diluted common shares
Unvested restricted common shares	391.214	517.637	525.954	582.787	576.122
Walden Woods shares	93.656	93.656	93.656	93.656	93.656
Common stock options (treasury method, closing price)	305.327	301.217	399.136	379.914	400.907
Fully diluted common shares	76,150.409	75,804.302	75,541.701	75,085.854	74,631.903

Total debt (excluding unamortized premium/discount)	$1,137,160	$1,005,494	$954,078	$985,674	$978,745
Cash and cash equivalents	(2,216)	$(102)	-	-	-
Net debt	1,134,944	1,005,392	954,078	985,674	978,745
Equity market capitalization (fully diluted, end of period)	1,870,254	1,752,595	1,756,345	1,704,449	1,536,671
Total market capitalization	$3,005,198	$2,757,987	$2,710,423	$2,690,123	$2,515,416

Net debt to total market capitalization	37.8%	36.5%	35.2%	36.6%	38.9%

Gross real estate and securities investments	$2,222,135	$2,088,063	$2,028,990	$2,044,787	$2,016,111

Net debt to gross real estate and securities investments	51.1%	48.1%	47.0%	48.2%	48.5%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended March 31, 2006
(in thousands, except per share data)

	For the three months ended		Percent
	Mar 31, 2006	Mar 31, 2005	Change

Rental revenue:
Minimum rents	$49,693	$47,015
Expense recoveries	15,176	12,661
Termination fees	292	468
Percentage rent	1,290	1,129
Total rental revenue	66,451	61,273	8.5%

Costs and expenses:
Property operating expenses	18,143	15,391
Rental property depreciation and amortization	11,970	10,241
General and administrative expenses	4,616	4,340
Total costs and expenses	34,729	29,972	15.9%

Income before other income and expenses,
minority interest and discontinued operations	31,722	31,301
Other income and expenses:
Interest expense	(14,804)	(12,030)
Amortization of deferred financing fees	(355)	(379)
Investment income	4,652	709
Other income	819	64
Loss on extinguishment of debt	(292)	-
Income before minority interest and discontinued operations	21,742	19,665
Minority interest	(28)	(50)

Income from continuing operations	21,714	19,615	10.7%

Discontinued operations:
Income from rental properties sold or held for sale	159	560
Gain on disposal of income producing properties	492	1,615
Income from discontinued operations	651	2,175

Net income	$22,365	$21,790	2.6%

Basic earnings per share
Income from continuing operations	$0.29	$0.27	7.4%
Income from discontinued operations	0.01	$0.03
Net income	$0.30	$0.30	0.0%

Diluted earnings per share
Income from continuing operations	$0.28	$0.26	7.7%
Income from discontinued operations	0.01	0.03
Net income	$0.29	$0.29	0.0%

Weighted average shares outstanding
Basic	75,151	73,043
Diluted	75,978	74,193

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended March 31, 2006
(in thousands, except per share data)
	For the three months ended

	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Rental revenue:
Minimum rents	$49,693	$48,347	$47,824	$47,411	$47,015
Expense recoveries	15,176	15,385	12,753	13,617	12,661
Termination fees	292	925	835	2,649	468
Percentage rent	1,290	175	109	334	1,129
Total rental revenue	66,451	64,832	61,521	64,011	61,273

Costs and expenses:
Property operating expenses	18,143	19,197	16,149	15,825	15,391
Rental property depreciation and amortization	11,970	11,068	10,827	10,784	10,241
General and administrative expenses	4,616	4,339	4,232	4,370	4,340
Total costs and expenses	34,729	34,604	31,208	30,979	29,972

Income before other income and expenses,
minority interest and discontinued operations	31,722	30,228	30,313	33,032	31,301
Other income and expenses:
Interest expense	(14,804)	(12,813)	(13,874)	(13,033)	(12,030)
Amortization of deferred financing fees	(355)	(391)	(372)	(370)	(379)
Investment income	4,652	424	5,593	1,215	709
Other income	819	173	133	128	64
Loss on extinguishment of debt	(292)	-	-	-	-
Income before minority interest and discontinued operations	21,742	17,621	21,793	20,972	19,665
Minority interest	(28)	(44)	(48)	(46)	(50)

Income from continuing operations	21,714	17,577	21,745	20,926	19,615

Discontinued operations:
Income from rental properties sold or held for sale	159	190	208	460	560
Gain on disposal of income producing properties	492	-	6,088	3,757	1,615
Income from discontinued operations	651	190	6,296	4,217	2,175

Net income	$22,365	$17,767	$28,041	$25,143	$21,790

Basic earnings per share
Income from continuing operations	$0.29	$0.24	$0.30	$0.28	$0.27
Income from discontinued operations	0.01	0.00	0.08	0.06	0.03
Net income	$0.30	$0.24	$0.38	$0.34	$0.30

Diluted earnings per share
Income from continuing operations	$0.28	$0.24	$0.29	$0.28	$0.26
Income from discontinued operations	0.01	0.00	0.08	0.06	0.03
Net income	$0.29	$0.24	$0.37	$0.34	$0.29

Weighted average shares outstanding
Basic	75,151	74,574	74,087	73,636	73,043
Diluted	75,978	75,501	75,144	74,656	74,193

Note: All prior period figures have been restated to reflect the effects of reporting for discontinued operations.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended March 31, 2006
(in thousands, except per share data)

	For the three months ended
	Mar 31, 2006
		Discontinued Operations
	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144

Rental revenue:
Minimum rents	$49,693	$305	$254	$51	$49,998
Expense recoveries	15,176	86	69	17	15,262
Termination fees	292	-	-	-	292
Percentage rent	1,290	-	-	-	1,290
Total rental revenue	66,451	391	323	68	66,842

Costs and expenses:
Property operating expenses	18,143	77	61	16	18,220
Rental property depreciation and amortization	11,970	69	55	14	12,039
General and administrative expenses	4,616	-	-	-	4,616
Total costs and expenses	34,729	146	116	30	34,875

Income before other income and expenses,
minority interest and discontinued operations	31,722	245	207	38	31,967
Other income and expenses:
Interest expense	(14,804)	-	-	-	(14,804)
Amortization of deferred financing fees	(355)	-	-	-	(355)
Investment income	4,652	-	-	-	4,652
Other income	819	(86)	(86)	-	733
Loss on extinguishment of debt	(292)	-	-	-	(292)
Income before minority interest and discontinued operations	21,742	159	121	38	21,901
Minority interest	(28)	-	-	-	(28)

Income from continuing operations	21,714	159	121	38	21,873

Discontinued operations:
Income from rental properties sold or held for sale	159	(159)	(121)	(38)	-
Gain on disposal of income producing properties	492	-	-	-	492
Income from discontinued operations	651	(159)	(121)	(38)	492

Net income	$22,365	$-	$-	$-	$22,365

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended March 31, 2006
(in thousands, except per share data)

	For the three months ended
	Mar 31, 2005
		Discontinued Operations
	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144

Rental revenue:
Minimum rents	$47,015	$1,076	$218	$858	$48,091
Expense recoveries	12,661	324	43	281	12,985
Termination fees	468	-	-	-	468
Percentage rent	1,129	4	-	4	1,133
Total rental revenue	61,273	1,404	261	1,143	62,677

Costs and expenses:
Property operating expenses	15,391	472	38	434	15,863
Rental property depreciation and amortization	10,241	205	46	159	10,446
General and administrative expenses	4,340	-	-	-	4,340
Total costs and expenses	29,972	677	84	593	30,649

Income before other income and expenses,
minority interest and discontinued operations	31,301	727	177	550	32,028
Other income and expenses:
Interest expense	(12,030)	(167)	-	(167)	(12,197)
Amortization of deferred financing fees	(379)	-	-	-	(379)
Investment income	709	-	-	-	709
Other income	64	-	-	-	64
Income before minority interest and discontinued operations	19,665	560	177	383	20,225
Minority interest	(50)	-	-	-	(50)

Income from continuing operations	19,615	560	177	383	20,175

Discontinued operations:
Income from rental properties sold or held for sale	560	(560)	(177)	(383)	-
Gain on disposal of income producing properties	1,615	-	-	-	1,615
Income from discontinued operations	2,175	(560)	(177)	(383)	1,615

Net income	$21,790	$-	$-	$-	$21,790

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended March 31, 2006
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2006	Mar 31, 2005	Dec 31, 2005

Net income	$22,365	$21,790	$92,741
Adjustments:
Rental property depreciation and amortization,
including discontinued operations	12,039	10,446	43,445
Gain on disposal of depreciable real estate	(492)	(1,615)	(11,460)
Minority interest	28	28	110
Funds from operations	$33,940	$30,649	$124,836
Increase	10.7%

Earnings per diluted share*	$0.29	$0.29	$1.24
Adjustments:
Rental property depreciation and amortization,
including discontinued operations	0.16	0.14	$0.58
Gain on disposal of depreciable real estate	-	(0.02)	$(0.15)
Funds from operations per diluted share	$0.45	$0.41	$1.67
Increase	9.8%

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended March 31, 2006
(in thousands, except per share data)
	For the three months ended

	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Net income	$22,365	$17,767	$28,041	$25,143	$21,790
Adjustments:
Rental property depreciation and amortization,
including discontinued operations	12,039	11,137	10,924	10,938	10,446
Gain on disposal of depreciable real estate	(492)	-	(6,088)	(3,757)	(1,615)
Minority interest	28	28	27	27	28

Funds from operations	$33,940	$28,932	$32,904	$32,351	$30,649
Sequential increase (decrease)	17.3%	(12.1%)	1.7%	5.6%

Earnings per diluted share*	$0.29	$0.24	$0.37	$0.34	$0.29
Adjustments:
Rental property depreciation and amortization,
including discontinued operations	0.16	0.14	0.15	0.14	0.14
Gain on disposal of depreciable real estate	-	-	(0.08)	(0.05)	(0.02)
Funds from operations per diluted share	$0.45	$0.38	$0.44	$0.43	$0.41
Sequential increase (decrease)	18.4%	(13.6%)	2.3%	4.9%

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION
For the quarter ended March 31, 2006
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2006	Mar 31, 2005	Dec 31, 2005

Funds from operations	$33,940	$30,649	$124,836
Adjust for certain non-cash items:
Amortization of deferred financing fees	355	379	1,512
Amortization of above/below market rent intangibles	(523)	(148)	(1,006)
Amortization of restricted stock and stock option expense	1,387	1,486	5,973
Straight line rents	(621)	(1,267)	(4,450)
Capitalized interest	(1,076)	(633)	(3,354)
Amortization of debt premium/discount	(2,886)	(1,286)	(5,159)
Total non-cash items	(3,364)	(1,469)	(6,484)

Adjust for recurring capital expenditures:
Tenant improvements	(711)	(365)	(4,935)
Leasing commissions and costs	(1,077)	(1,511)	(4,583)
Other capital expenditures	(426)	(414)	(1,988)
Total recurring capital expenditures	(2,214)	(2,290)	(11,506)

Funds available for distribution before debt payments	28,362	26,890	106,846
Scheduled debt payments	(2,713)	(2,755)	(10,578)

Funds available for distribution	$25,649	$24,135	$96,268
Increase	6.3%

Funds available for distribution per diluted share	$0.34	$0.33	$1.29
Increase	3.0%

Cash dividends	$22,753	$21,426	$87,272

Weighted average diluted shares	75,978	74,193	74,790

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION - QUARTERLY BREAKOUT
For the quarter ended March 31, 2006
(in thousands, except per share data)
	For the three months ended

	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Funds from operations	$33,940	$28,932	$32,904	$32,351	$30,649
Adjust for certain non-cash items:
Amortization of deferred financing fees	355	391	372	370	379
Amortization of above/below market rent intangibles	(523)	(254)	(240)	(364)	(148)
Amortization of restricted stock and stock option expense	1,387	1,498	1,523	1,466	1,486
Straight line rents	(621)	(940)	(1,157)	(1,086)	(1,267)
Capitalized interest	(1,076)	(1,055)	(876)	(790)	(633)
Amortization of debt premium/discount	(2,886)	(1,264)	(1,274)	(1,335)	(1,286)
Total non-cash items	(3,364)	(1,624)	(1,652)	(1,739)	(1,469)

Adjust for recurring capital expenditures:
Tenant improvements	(711)	(572)	(1,624)	(2,374)	(365)
Leasing commissions and costs	(1,077)	(1,094)	(1,097)	(881)	(1,511)
Other capital expenditures	(426)	(686)	(386)	(502)	(414)
Total recurring capital expenditures	(2,214)	(2,352)	(3,107)	(3,757)	(2,290)

Funds available for distribution before debt payments	28,362	24,956	28,145	26,855	26,890
Scheduled debt payments	(2,713)	(2,621)	(2,547)	(2,655)	(2,755)

Funds available for distribution	$25,649	$22,335	$25,598	$24,200	$24,135
Sequential increase (decrease)	14.8%	(12.7%)	5.8%	0.3%

Funds available for distribution per diluted share	$0.34	$0.30	$0.34	$0.32	$0.33
Sequential increase (decrease)	13.3%	(11.8%)	6.3%	(3.0%)

Cash dividends	$22,753	$22,588	$21,683	$21,575	$21,426

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	As of

	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005
Assets
Properties
Income producing	$1,737,809	$1,661,243	$1,644,783	$1,488,652	$1,911,819
Less: accumulated depreciation	(119,522)	(111,031)	(102,620)	(86,123)	(104,718)
Rental property	1,618,287	1,550,212	1,542,163	1,402,529	1,807,101
Construction in progress and land held for development	102,784	64,202	57,950	52,818	50,026
Property held for sale	281,579	282,091	287,099	432,936	9,199
Properties, net	2,002,650	1,896,505	1,887,212	1,888,283	1,866,326

Cash and cash equivalents	2,216	102	-	-	-
Cash held in escrow	-	-	3,308	-	-
Accounts and other receivables, net	19,139	17,600	13,978	12,643	10,204
Securities	85,336	67,588	27,601	52,303	44,593
Goodwill	11,982	12,013	12,007	13,807	13,807
Other assets	59,234	58,225	59,506	48,333	57,719

Total	$2,180,557	$2,052,033	$2,003,612	$2,015,369	$1,992,649

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$378,922	$392,480	391,801	$389,907	$488,817
Mortgage notes payable related to properties held for sale	54,186	54,445	57,745	64,296	-
Unsecured revolving credit facilities	115,000	93,165	39,000	179,387	144,763
Unsecured senior notes payable	589,052	465,404	465,532	347,310	345,165
Payable for securities	-	-	-	4,774	-
Total debt	1,137,160	1,005,494	954,078	985,674	978,745
Unamortized premium/discount on notes payable	12,041	15,830	17,093	18,984	20,318
Total notes payable	1,149,201	1,021,324	971,171	1,004,658	999,063

Accounts payable and other liabilities	54,452	56,555	62,115	53,446	48,787
Total liabilities	1,203,653	1,077,879	1,033,286	1,058,104	1,047,850

Minority interest	989	1,425	1,457	1,437	1,417

Stockholders' equity	975,915	972,729	968,869	955,828	943,382

Total	$2,180,557	$2,052,033	$2,003,612	$2,015,369	$1,992,649

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of March 31, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Mar 31, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness

Mortgage debt
Medford	03/01/06	8.690%	$-	$5,206	0.00%
Swampscott	03/01/06	8.690%	-	2,262	0.00%
Plymouth	03/01/06	8.690%	-	3,805	0.00%
Walden Woods (2)	05/03/06	7.875%	2,116	2,148	0.18%
Crossroads Square (2)	06/01/06	8.440%	12,069	12,123	1.05%
Highland Square (3)	12/01/06	8.870%	3,819	3,847	0.33%
Rosemeade	12/01/07	8.295%	3,010	3,031	0.26%
Colony Plaza (3)	01/01/08	7.540%	2,920	2,932	0.25%
Parkwood (3)	01/01/08	7.280%	5,989	6,015	0.52%
Richwood (3)	01/01/08	7.280%	3,085	3,099	0.27%
Commonwealth	02/15/08	7.000%	2,477	2,510	0.22%
Mariners Crossing	03/01/08	7.080%	3,265	3,280	0.28%
Pine Island/Ridge Plaza	07/01/08	6.910%	24,089	24,195	2.10%
Forestwood (3)	01/01/09	5.070%	6,918	6,961	0.60%
North Port Shopping Center	02/08/09	6.650%	3,874	3,902	0.34%
Prosperity Centre	03/01/09	7.875%	5,520	5,624	0.48%
Ibis Shopping Center	09/01/09	6.730%	5,448	5,497	0.47%
Tamarac Town Square	10/01/09	9.190%	6,004	6,029	0.52%
Park Promenade	02/01/10	8.100%	6,154	6,173	0.54%
Skipper Palms	03/01/10	8.625%	3,483	3,493	0.30%
Jonathan's Landing	05/01/10	8.050%	2,823	2,832	0.25%
Bluff's Square	06/01/10	8.740%	9,887	9,914	0.86%
Kirkman Shoppes	06/01/10	8.740%	9,336	9,362	0.81%
Ross Plaza	06/01/10	8.740%	6,512	6,529	0.57%
Boyton Plaza	07/01/10	8.030%	7,322	7,345	0.64%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of March 31, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Mar 31, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness

Pointe Royale	07/15/10	7.950%	$3,945	$4,015	0.34%
Westgate Marketplace (3)	07/31/10	4.880%	29,034	29,159	2.53%
Shops at Skylake	08/01/10	7.650%	13,772	13,874	1.20%
Parkwest Crossing	09/01/10	8.100%	4,622	4,636	0.40%
Spalding Village	09/01/10	8.190%	9,811	9,899	0.85%
Minyards	11/01/10	8.320%	2,421	2,432	0.21%
Charlotte Square	02/01/11	9.190%	3,461	3,479	0.30%
Forest Village	04/01/11	7.270%	4,374	4,389	0.38%
Boca Village	05/01/11	7.200%	8,087	8,114	0.70%
MacLand Pointe	05/01/11	7.250%	5,712	5,731	0.50%
Pine Ridge Square	05/01/11	7.020%	7,160	7,184	0.62%
Sawgrass Promenade	05/01/11	7.200%	8,087	8,115	0.70%
Presidential Markets	06/01/11	7.650%	26,784	26,872	2.33%
Lake Mary	11/01/11	7.250%	23,934	24,011	2.08%
Lake St. Charles	11/01/11	7.130%	3,777	3,790	0.33%
Belfair Towne Village	12/01/11	7.320%	10,928	10,984	0.95%
Marco Town Center	01/01/12	6.700%	8,368	8,413	0.73%
Riverside Square	03/01/12	9.190%	7,443	7,474	0.65%
Sparkleberry Square (4)	11/30/12	6.170%	6,491	6,526	0.56%
Cashmere Corners	11/01/12	5.880%	5,003	5,032	0.44%
Eastwood	11/01/12	5.880%	5,962	5,996	0.52%
Meadows Shopping Center	11/01/12	5.870%	6,265	6,301	0.55%
Lutz Lake	12/01/12	6.280%	7,500	7,500	0.65%
Summerlin Square	02/01/14	6.750%	3,249	3,326	0.28%
Bird Ludlum	02/15/15	7.680%	8,863	9,035	0.77%
Treasure Coast Plaza	04/01/15	8.000%	4,161	4,238	0.36%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of March 31, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Mar 31, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness

Shoppes of Silverlakes	07/01/15	7.750%	$2,416	$2,460	0.21%
Grassland Crossing	12/01/16	7.870%	5,612	5,657	0.49%
Mableton Crossing	08/15/18	6.850%	3,934	3,961	0.34%
Sparkleberry Square (4)	06/30/20	6.750%	7,540	7,618	0.66%
BridgeMill	05/05/21	7.940%	9,175	9,221	0.80%
Westport Plaza	08/24/23	7.490%	4,758	4,782	0.41%
Chastain Square	02/28/24	6.500%	3,691	3,719	0.32%
Daniel Village	02/28/24	6.500%	4,035	4,064	0.35%
Douglas Commons	02/28/24	6.500%	4,807	4,842	0.42%
Fairview Oaks	02/28/24	6.500%	4,550	4,583	0.40%
Madison Centre	02/28/24	6.500%	3,691	3,718	0.32%
Paulding Commons	02/28/24	6.500%	6,267	6,312	0.55%
Siegen Village	02/28/24	6.500%	4,078	4,107	0.35%
Wesley Chapel Crossing	02/28/24	6.500%	3,220	3,242	0.28%

Total mortgage debt (62 loans)	4.80	7.30%	433,108	446,925	37.69%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate)	8,995	11,006	0.78%
Total mortgage debt (including net interest premium/discount)			$442,103	$457,931	38.47%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of March 31, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Mar 31, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness

Unsecured senior notes payable
7.77% senior notes	04/01/06	7.770%	$50,000	$50,000	4.35%
7.25% senior notes	08/15/07	7.250%	75,000	75,000	6.53%
3.875% senior notes (5)	04/15/09	3.875%	200,000	200,000	17.40%
Fair value of $100MM fixed-to-floating interest rate swap (5)	04/15/09	6-month Libor + 0.4375%	(5,948)	(4,596)	(0.52%)
7.84% senior notes	01/23/12	7.840%	25,000	25,000	2.18%
5.375% senior notes	10/15/15	5.375%	120,000	120,000	10.44%
6.00% senior notes	09/15/16	6.000%	125,000	-	10.88%

Total unsecured senior notes payable	5.60	5.47%	589,052	465,404	51.26%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate)	3,046	4,824	0.27%
Total unsecured senior notes payable (including net interest premium/discount)			$592,098	$470,228	51.52%

Revolving credit facilities
$275MM Wells Fargo Unsecured	01/17/09	5.14%	115,000	93,000	10.01%
$5MM City National Bank Unsecured	05/12/06	NA	-	165	0.00%
Total revolving credit facilities			$115,000	$93,165	10.01%

Total debt			1,137,160	1,005,494	98.95%
Net interest premium/discount			12,041	15,830	1.05%
Total debt (including net interest premium/discount)			$1,149,201	$1,021,324	100.00%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Positive)	Baa3 (Stable)
S&P			BBB- (Positive)	BBB- (Stable)

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT MATURITIES
As of March 31, 2006
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving Credit	Senior		Percent of
by year	amortization	payments	Facilities (6)	Notes (7)	Total	debt maturing

2006	$7,487	$17,829	$-	$50,000	$75,316	6.6%
2007	10,464	2,864	-	75,000	88,328	7.7%
2008	10,532	40,104	-	-	50,636	4.4%
2009	10,189	24,332	115,000	200,000	349,521	30.6%
2010	9,203	98,471	-	-	107,674	9.4%
2011	7,376	93,433	-	-	100,809	8.8%
2012	6,110	40,056	-	25,000	71,166	6.2%
2013	5,696	-	-	-	5,696	0.5%
2014	5,666	-	-	-	5,666	0.5%
2015	4,192	30	-	120,000	124,222	10.9%
Thereafter	29,089	9,985	-	125,000	164,074	14.4%
Total	$106,004	$327,104	$115,000	$595,000	$1,143,108	100.0%

(1)	The rate in effect on March 31, 2006.

(2)	We have notified the lender of our intent to prepay the loan on the date indicated in the Maturity date column.

(3)	In April 2006 these loans were repaid or defeased in conjunction with the sale of the 29 Texas properties.

(4)	The Sparkleberry property is encumbered by two separate mortgages.

(5)
$100M of the outstanding balance has been swapped to a floating interest rate based on six-month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect the effect of the interest rate swap.

(6)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options maybe available.

(7)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2006

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

ALABAMA (2)

Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912		Publix	Rite Aid	$ 9.58
									(6/1/2017)

West Gate Plaza	Mobile	1974 / 1985	64,378	96.2%	6	3	44,000		Winn-Dixie	Rite Aid	6.98
									(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	96.9%	18	4	81,912	0			$ 8.29

CONNECTICUT (1)

Brookside Plaza	Enfield	1985	210,787	91.3%	26	2	59,648		Shaw's	Walgreens, Marshalls*, Staples, Old Country Buffet, Blockbuster	10.84
									(8/31/2010)

TOTAL SHOPPING CENTERS CONNECTICUT (1)			210,787	91.3%	26	2	59,648	0			$ 10.84

FLORIDA (79)

Central Florida (10)

Alafaya Commons	Orlando	1987	123,133	100.0%	29	0	54,230		Publix	Blockbuster	11.96
									(11/30/2007)

Conway Crossing	Orlando	2002	76,321	100.0%	18	0	44,271		Publix		11.93
									(4/30/2022)

Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix		11.56
									(11/1/2017)

Eustis Square	Eustis	1983 / 1997 / 2004	126,791	96.2%	22	4	15,872		Save-a-Lot	Accent Marketing, Goodwill, Fred's Store	5.95
									(5/31/2013)

Kirkman Shoppes	Orlando	1973	88,820	100.0%	30	0				Party Depot	17.21

Lake Mary	Orlando	1988 / 2001	342,384	98.2%	67	18	63,139		Albertsons	Kmart, Lifestyle Fitness, Sunstar Movie Theatres	11.50
									(6/30/2012)

Park Promenade	Orlando	1987 / 2000	125,818	97.9%	25	1	55,000		Publix*	Orange County Library, Blockbuster, Goodwill	8.68
									(2/9/2007)

Town & Country	Kissimmee	1993	72,043	100.0%	13	0	52,883		Albertsons		7.64
									(10/31/2018)

Unigold	Winter Park	1987	117,527	95.9%	23	2	52,500		Winn-Dixie	Blockbuster, Lifestyle Family Fitness	10.89
									(4/30/2007)

Walden Woods	Plant City	1985 / 1998, 2003	75,874	82.9%	12	1				Dollar Tree, Aaron Rents, Dollar General	6.73

North Florida (13)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	92.4%	22	3	39,795		Publix	JoAnn Fabrics, Dollar Tree	10.39
									(10/31/2008)

Beauclerc Village	Jacksonville	1962 / 1988	70,429	86.9%	10	1				Big Lots, Goodwill, Bealls Outlet	8.03

Commonwealth	Jacksonville	1984 / 1998	81,467	94.0%	14	2	48,997		Winn-Dixie/Save Rite		8.43
									(2/28/2018)

Forest Village	Tallahassee	2000	71,526	90.5%	12	5	37,866		Publix		10.43
									(4/30/2020)

Ft. Caroline	Jacksonville	1985 / 1995	74,546	96.2%	11	2	45,500		Winn-Dixie	Citi Trends	7.29
									(5/31/2015)

Mandarin Landing	Jacksonville	1976 / 2000	141,565	87.1%	30	7	34,400		Publix	Office Depot	10.12
									(2/14/2007)

Medical & Merchants	Jacksonville	1993	152,761	96.9%	14	3	55,999		Publix	Memorial Health Group, Blockbuster	12.10
									(2/10/2013)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2006

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077		Publix	Movie Gallery	$ 9.61
									(9/30/2014)

Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0	46,772		Winn-Dixie	CVS Pharmacy	6.87
									(3/27/2010)

Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Beall's	7.26
									(3/11/2010)

Parkmore Plaza	Milton	1986	159,093	100.0%	13	0				Bealls, Big Lots	4.50

Pensacola Plaza	Pensacola	1985	56,098	100.0%	3	0	42,848		FoodWorld		4.52
									(12/31/2009)

South Beach	Jacksonville Beach	1990, 1991	289,964	92.1%	40	11				Home Depot, Stein Mart, Bealls, Bed Bath & Beyond	10.85

South Florida / Atlantic Coast (30)

Bird Ludlum	Miami	1988 / 1998	192,282	99.4%	43	1	44,400		Winn-Dixie	CVS Pharmacy, Blockbuster, Goodwill, Bird Executive Suites	15.32
									(12/31/2007)

Boca Village	Boca Raton	1978	93,428	97.5%	19	2	36,000		Publix	CVS Pharmacy	14.15
									(3/31/2012)

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664		Publix	CVS Pharmacy, Hollywood Video	11.50
									(8/31/2008)

Countryside Shops	Cooper City	1986, 1988, 1991	179,561	94.8%	42	5	39,795		Publix	CVS Pharmacy, Stein Mart	12.67
									(12/4/2010)

Crossroads Square	Ft. Lauderdale	1973	270,206	98.6%	25	2				Lowe's, CVS Pharmacy, 99 Cent Stuff	7.94

CVS Plaza	Miami	2004	29,204	100.0%	8	0				CVS Pharmacy	16.46

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.94

Homestead Gas Station	Homestead	1959	2,136	100.0%	1	0					21.34

Greenwood	Palm Springs	1982, 1994	132,325	94.8%	33	5	50,032		Publix	Bealls Outlet, World Savings Bank	12.29
									(12/5/2014)

Lago Mar	Miami	1995	82,613	93.9%	19	1	42,323		Publix		13.05
									(9/13/2015)

Lantana Village	Lantana	1976 / 1999	181,780	99.6%	25	1	39,473		Winn-Dixie	Kmart, Rite Aid* (Family Dollar), Hollywood Video	7.29
									(2/15/2011)

Meadows	Miami	1997	75,524	100.0%	20	0	47,955		Publix		12.96
									(7/9/2017)

Oakbrook Square	Palm Beach Gardens	1974 / 2000, 2003	212,074	92.7%	28	2	44,400		Publix	Stein Mart, Homegoods, CVS, Basset Furniture, Duffy's Sports Bar	13.71
									(11/30/2020)

Pine Island	Davie	1983 / 1999	254,907	96.8%	46	1	39,943		Publix	Home Depot Expo, Bealls Outlet	10.56
									(11/30/2013)

Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	96.9%	32	3	17,441		Fresh Market	Bed Bath & Beyond, Off Main Furniture, Blockbuster	13.89
									(6/30/2009)

Plaza Alegre	Miami	2003	91,611	98.7%	20	1	44,271		Publix	Goodwill, Blockbuster	14.75
									(3/14/2023)

Point Royale	Miami	1970 / 2000	209,863	94.6%	23	2	45,350		Winn-Dixie	Best Buy, CVS Pharmacy* (Anna's Linens)	6.87
									(2/18/2011)

Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine's, TJ Maxx	15.68

Ridge Plaza	Davie	1984 / 1999	155,204	98.7%	28	1		(see Pine Island)		AMC Theater, Kabooms, Wachovia* (United Collection), Sofa Kings, Round Up	9.70

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2006

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Riverside Square	Coral Springs	1987	107,941	93.7%	32	4	39,795		Publix	Tuesday Morning	$ 13.68
									(2/18/2007)

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	95.7%	27	2	36,464		Publix	Walgreens, Blockbuster	11.30
									(12/15/2009)

Sheridan	Hollywood	1973 / 1991	455,843	97.7%	62	4	65,537		Publix	CVS Pharmacy, Ross, Bed Bath & Beyond, Blockbuster, Office Depot, AMC Theater, LA Fitness	14.03
									(10/9/2011)

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix		12.90
									(4/30/2019)

Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	100.0%	40	0	47,813		Publix	Blockbuster	16.69
									(6/14/2015)

Shops at Skylake	North Miami Beach	1999-2005	247,919	99.1%	47	2	51,420		Publix	Goodwill, L.A. Fitness, Blockbuster	16.04
									(7/31/2019)

Tamarac Town Square	Tamarac	1987	127,635	93.1%	35	5	37,764		Publix	Dollar Tree	11.13
									(12/15/2014)

Waterstone	Homestead	2005	82,531	100.0%	13	0	45,600		Publix	Walgreens	15.09
									(7/31/2025)

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	11.40
									(10/31/2016)

Westport Plaza	Davie	2002	36,212	100.0%	5	0	27,887		Publix	Blockbuster	16.86
									(11/30/2022)

Young Circle	Hollywood	1962 / 1997	65,834	96.7%	8	2	23,124		Publix	Walgreens	15.52
									(11/30/2016)

Florida Treasure Coast (8)

Bluffs Square	Jupiter	1986	132,395	99.8%	46	1	39,795		Publix	Walgreens	12.88
									(10/22/2006)

Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	17	0	59,448		Albertsons		8.45
									(4/30/2025)

Jonathan's Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	19.27

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	0	42,112		Publix	Walgreens* (Bealls Outlet), Bealls Home Outlet, Blockbuster	10.30
									(9/30/2007)

Old King Commons	Palm Coast	1988	84,759	98.6%	18	1				Wal-Mart* (Bealls Outlet)	8.17

Ryanwood	Vero Beach	1987	114,925	100.0%	32	0	39,795		Publix	Bealls Outlet, Books-A-Million	10.10
									(3/23/2017)

Salerno Village	Stuart	1987	79,903	96.8%	17	3	45,802		Winn-Dixie	CVS Pharmacy	10.55
									(3/23/2024)

Treasure Coast	Vero Beach	1983	133,781	97.2%	23	2	59,450		Winn-Dixie	TJ Maxx	9.01
									(4/12/2015)

Florida West Coast (18)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.6%	20	4	52,610		Publix	Bealls Outlet, West Marine	9.76
									(11/30/2021)

Carrollwood	Tampa	1970 / 2002	94,203	91.8%	30	5	27,887		Publix	Floors Today	12.24
									(11/30/2022)

Charlotte Square	Port Charlotte	1980	96,188	98.2%	23	1				American Signature Furniture, Seafood Buffet	8.24

Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890		Publix	CVS Pharmacy	11.37
									(5/27/2012)

Dolphin Village	St. Pete Beach	1967 / 1990	138,129	92.2%	39	7	33,238		Publix	Dollar Tree, CVS	10.24
									(11/07/2013)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2006

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Kash n' Karry		$ 9.92
									(6/30/2019)

Lutz Lake	Lutz	2002	64,985	98.3%	14	1	44,270		Publix		13.83
									(5/31/2022)

Marco Town Center	Marco Island	2001	109,830	100.0%	42	0	27,887		Publix	West Marine	17.12
									(1/31/2018)

Mariners Crossing	Spring Hill	1989 / 1999	91,608	100.0%	15	0	48,315		Kash n' Karry		9.07
									(8/15/2020)

Pavilion	Naples	1982	167,745	92.3%	39	3	50,795		Publix	Pavillion 6 Theatre, Anthony's	14.88
									(2/28/2013)

Regency Crossing	Port Richey	1986 / 2001	85,864	88.6%	17	8	44,270		Publix		10.40
									(2/28/2021)

Ross Plaza	Tampa	1984 / 1996	85,359	97.9%	17	2				Ross Dress for Less, Laminate Kingdom	10.18

Seven Hills	Spring Hill	1991	64,590	100.0%	12	0	48,890		Publix		9.90
									(9/25/2011)

Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890		Publix	Bealls Outlet	10.15
									(12/11/2011)

Skipper Palms	Tampa	1984	88,000	87.8%	13	4	53,440		Winn-Dixie		9.12
									(5/31/2016)

Summerlin Square	Fort Myers	1986 / 1998	109,156	90.5%	20	8	45,500		Winn-Dixie	CVS Pharmacy*, West Marine	10.11
									(6/4/2011)

Venice Plaza	Venice	1971/ 1979 / 1999	148,779	84.2%	14	2	42,582		Kash n' Karry	TJ Maxx, Blockbuster	5.59
									(9/30/2018)

Venice Shopping Center	Venice	1968 / 2000	111,934	98.1%	14	1	44,271		Publix	Beall's Outlet, Dollar Tree, Wachovia Bank	5.42
									(12/31/2026)

TOTAL SHOPPING CENTERS FLORIDA (79)			9,251,650	96.5%	1,802	159	2,833,975	53,850			$ 11.15

GEORGIA (24)

Atlanta (19)

BridgeMill	Canton	2000	89,102	91.4%	26	5	37,888		Publix		14.89
									(1/31/2020)

Butler Creek	Acworth	1990	95,597	92.5%	15	4	59,997		Kroger		10.68
									(6/30/2018)

Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	28	0	37,366		Publix		16.72
									(5/31/2024)

Commerce Crossing	Commerce	1988	105,188	56.9%	7	4	32,000		Ingles	Fred's Store	4.70
									(9/26/2009)

Douglas Commons	Douglasville	1988	97,027	100.0%	16	0	59,431		Kroger		10.24
									(8/31/2013)

Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger	Blockbuster	11.46
									(9/30/2016)

Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086		Kroger		11.66
									(6/30/2016)

Hairston Center	Decatur	2000	13,000	69.2%	6	3					15.95

Hamilton Ridge	Buford	2002	89,496	95.3%	18	2	54,166		Kroger		12.91
									(11/30/2022)

Mableton Crossing	Mableton	1997	86,819	100.0%	17	0	63,419		Kroger		10.40
									(8/31/2017)

Macland Pointe	Marietta	1992-1993	79,699	98.5%	16	1	55,999		Publix		9.76
									(12/29/2012)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2006

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Market Place	Norcross	1976	77,706	96.5%	20	3				Peachtree Cinema	$ 11.06

Paulding Commons	Dallas	1991	192,391	93.2%	24	7	49,700		Kroger	Kmart	7.89
									(2/28/2011)

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	0	55,520		Kroger	Cost Plus Store, Binders Art Supplies	15.77
									(5/31/2010)

Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	93.2%	21	4				Micro Center	10.56

										Bed Bath & Beyond, GAP, TJ Maxx, Shoe Carnival, Borders, Ross Dress for Less, Marshalls, Carmike Cinema, Office Depot
Presidential Markets	Snellville	1993-2000	396,408	96.0%	30	5	56,146		Publix		10.32
									(12/31/2019)

Shops of Huntcrest	Lawrenceville	2003	97,040	100.0%	26	0	54,340		Publix		13.68
									(1/31/2023)

West Towne Square	Rome	1988	89,596	84.1%	13	5				Big Lots	5.60

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	27	0					18.13

Central Georgia (3)

Daniel Village	Augusta	1956 / 1997	171,932	95.3%	35	4	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	8.16
									(3/25/2022)

Spalding Village	Griffin	1989	235,318	69.0%	22	6	59,431		Kroger	JC Penney*, Blockbuster, Fred's Store	7.74
									(5/31/2014)

Walton Plaza	Augusta	1990	43,460	100.0%	8	0	32,960		Harris Teeter* (Omni Fitness)		9.58
									(4/1/2011)

South Georgia (2)

Colony Square	Fitzgerald	1987	50,000	75.2%	3	4	32,200		Food Lion* (Harvey's)		5.80
									(12/31/2007)

McAlpin Square	Savannah	1979	176,807	94.4%	25	2	43,600		Kroger	US Post Office, Big Lots, In Fashion Menswear Outlet	7.63
									(8/31/2015)

TOTAL SHOPPING CENTERS GEORGIA (24)			2,729,821	91.5%	455	62	954,718	0			$ 10.50

LOUISIANA (14)

Ambassador Row	Lafayette	1980, 1991	193,978	82.5%	23	3				Conn's Appliances, Big Lots, Chuck E Cheese, Goody's	9.02

Ambassador Row Courtyard	Lafayette	1986, 1991 / 2005	146,697	94.5%	22	1				Bed Bath & Beyond, Marshall's, Hancock Fabrics, United Training Academy	9.58

Bluebonnet Village	Baton Rouge	1983	90,215	98.4%	19	1	33,387		Matherne's	Ace Hardware	8.52
									(11/30/2010)

Boulevard	Lafayette	1976, 1994	68,012	95.1%	13	2				Piccadilly, Harbor Freight Tools, Golfballs.com	7.39

Country Club Plaza	Slidell	1982 / 1994	64,686	92.3%	9	1	33,387		Winn-Dixie	Dollar General	5.99
									(1/31/2008)

Crossing	Slidell	1988, 1993	113,989	95.1%	12	3	58,432		Save A Center	A-1 Home Appliance, Piccadilly	5.58
									(9/29/2009)

Elmwood Oaks	Harahan	1989	133,995	88.4%	9	2				Academy Sports, Dollar Tree, Home Décor	9.74

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Grand Marche	0.14

Plaza Acadienne	Eunice	1980	105,419	52.6%	6	2	28,092		Super 1 Store	Fred's	4.17
									(6/30/2010)

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	100.0%	9	0				Burke's Outlet, Harbor Freight Tools, Blockbuster, Fred's Store	6.88

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2006

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Siegen Village	Baton Rouge	1988	170,416	100.0%	20	0				Office Depot, Big Lots, Dollar Tree, Stage, Party City	$ 8.50

Tarpon Heights	Galliano	1982	56,605	85.6%	7	3				CVS Pharmacy, Stage, Dollar General	4.78

Village at Northshore	Slidell	1988	144,638	97.8%	12	1				Marshalls, Dollar Tree, Kirschman's*, Bed Bath & Beyond, Office Depot	8.38

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,620,565	91.7%	163	19	153,298	0			$ 6.68

MASSACHUSETTS (6)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	0	66,108		Star Market		26.89
									(1/2/2016)

Medford Shaw's Supermarket	Medford	1995	60,356	100.0%	1	0	60,356		Shaw's		24.04
									(1/1/2016)

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	0	59,726		Shaw's		17.77
									(1/1/2016)

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	0	100,741		Star Market		17.36
									(1/2/2016)

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	0	35,907		Whole Foods		21.00
									(1/1/2016)

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995	76,316	97.2%	10	2	54,928		Shaw's		23.51
									(1/2/2016)

TOTAL SHOPPING CENTERS MASSACHUSETTS (6)			399,154	99.5%	15	2	377,766	0			$ 21.50

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	92.5%	7	1				Big Lots, Buffalo Wild Wings Gill & Bar	4.89

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	92.5%	7	1	0	0			$ 4.89

NORTH CAROLINA (9)

Centre Pointe Plaza	Smithfield	1989	163,642	93.7%	21	3				Belk's, Goody's, Dollar Tree, Aaron Rents	6.26

Galleria	Wrightsville Beach	1986, 1990	92,114	93.1%	31	5	28,000		Harris Teeter	Eckerd	8.99
									(4/5/2006)

Parkwest Crossing	Durham	1990	85,602	100.0%	17	0	38,052		Food Lion		10.29
									(12/14/2010)

Plaza North	Hendersonville	1986	47,240	40.7%	6	3				CVS Pharmacy	7.45

Riverview Shopping Center	Durham	1973 / 1995	127,498	96.5%	11	2	53,538		Kroger	Upchurch Drugs, Blockbuster, Riverview Galleries	7.27
									(12/31/2014)

Salisbury Marketplace	Salisbury	1987	79,732	96.9%	19	1	31,762		Food Lion		10.14
									(2/11/2023)

Shelby Plaza	Shelby	1972	103,200	100.0%	9	0				Big Lots, Aaron Rents, Burke's Outlet, Tractor Supply Company	3.86

Thomasville Commons	Thomasville	1991	148,754	98.1%	11	2	32,000		Ingles	Kmart, CVS Pharmacy	5.83
									(9/29/2012)

Willowdaile Shopping Center	Durham	1986	121,376	84.0%	20	7	53,368		Harris Teeter	Hall of Fitness	10.48
									(5/14/2009)

TOTAL SHOPPING CENTERS NORTH CAROLINA (9)			969,158	92.4%	145	23	262,310	0			$ 7.54

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2006

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

SOUTH CAROLINA (8)

	Belfair Towne Village	Bluffton	2000-2003	125,389	100.0%	29	0	55,696		Kroger	Blockbuster	$ 14.21
										(10/31/2019)

	Lancaster Plaza	Lancaster	1971 / 1990	77,400	24.8%	1	3	19,200		Bi-Lo		3.50
										(9/30/2010)

	Lancaster Shopping Center	Lancaster	1963, 1987	29,047	100.0%	2	0				Sweet Union Furniture	2.07

	North Village Center	North Myrtle Beach	1984	60,356	96.8%	12	2	24,806		Bi-Lo	Dollar General, Gold's Gym	8.60
										(5/31/2009)

	Sparkleberry Square	Columbia	1997 / 2004	339,051	99.9%	26	1	67,943		Kroger	Kohl's, Ross Dress for Less, Circuit City, Bed Bath & Beyond, Petsmart, Pier One	11.27
										(8/31/2017)

	Spring Valley	Columbia	1978 / 1997	75,415	95.2%	15	3	45,070		Bi-Lo		9.13
										(12/31/2017)

	Windy Hill	North Myrtle Beach	1968 / 1988	64,465	100.0%	2	0				Rose's Store, Family Dollar Store	5.43

	Woodruff	Greenville	1995	68,055	100.0%	10	0	47,955		Publix	Blockbuster	10.26
										(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)				839,178	92.4%	97	9	260,670	0			$ 10.23

TENNESSEE (1)

	Smyrna Village	Smyrna	1992	83,334	100.0%	12	0	59,214		Kroger		8.34
										(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (1)				83,334	100.0%	12	0	59,214	0			$ 8.34

TEXAS (32)

Dallas (12)

**	Creekside	Arlington	1997 / 1998	103,464	100.0%	18	0	60,932		Kroger	Hollywood Video	12.35
										(11/30/2021)

**	DeSoto Shopping Center	DeSoto	1996	69,090	100.0%	5	0	58,960		Tom Thumb	Blockbuster	9.65
										(11/15/2021)

**	Green Oaks	Arlington	1983	65,091	60.0%	20	14		58,000	Kroger		11.07

**	Melbourne Plaza	Hurst	1983	47,517	92.9%	16	2					11.74

**	Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		6.12
										(4/30/2020)

**	Parkwood	Plano	1985	81,590	82.6%	16	4		62,000	Albertsons	Planet Pizza	13.27

**	Richwood	Richardson	1984	54,871	90.4%	23	4		61,877	Albertsons	Blockbuster	12.71

	Rosemeade	Carrollton	1986	51,231	33.4%	8	10				Blockbuster	12.64

**	Southlake Village	Southlake	1996	118,092	87.1%	18	4	60,932		Kroger		12.81
										(10/31/2021)

**	Sterling Plaza	Irving	1989	65,765	96.7%	15	1				Bank One, Irving City Library, 99 Cent Only Store	14.29

**	Townsend Square	Desoto	1990	146,953	86.9%	30	5		60,349	Albertsons	Bealls, Victory Gym, Dollar General, Desoto Children's Academy	9.08

**	Village by the Park	Arlngton	1988	44,523	100.0%	10	0				Petco, Movie Trading	17.48

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2006

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Houston (17)

**	Barker Cypress	Houston	1999	66,945	85.0%	11	6	41,320		H.E.B.		$ 12.40
										(1/31/2014)

**	Beechcrest	Houston	1981 / 2001	90,647	100.0%	15	0	40,345		Randall's*	Walgreens*	8.69
										(6/24/2016)

**	Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally's Fitness	13.40

**	Colony Plaza	Sugarland	1997	26,513	95.0%	14	1					19.13

**	Copperfield	Houston	1994	133,984	96.1%	30	3				JoAnn Fabrics, Dollar Tree, 24 Hour Fitness	12.43

**	Forestwood	Houston	1993	88,760	95.2%	15	1	59,334		Kroger	Blockbuster	11.50
										(7/31/2013)

**	Grogan's Mill	The Woodlands	1986	118,517	96.4%	24	2	56,558		Randall's* (99¢ Store)	Petco, Blockbuster	12.29
										(6/24/2016)

**	Hedwig	Houston	1974	69,504	80.3%	13	1				Ross Dress for Less	15.75

**	Highland Square	Sugarland	1998	64,171	99.7%	27	1					17.67

**	Kirkwood Bissonnet	Houston	1999	15,542	49.3%	6	2		63,000	Kroger		17.00

**	Market at First Colony	Sugarland	1988	107,301	96.5%	33	2		62,000	Kroger	TJ Maxx, CVS Pharmacy	16.44

**	Mason Park	Katy	1998	160,047	94.7%	36	3		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais Royal, Petco, Alamo Cimema	9.77

**	Mission Bend	Houston	1980 / 1999	131,575	84.0%	21	6	46,112		Randall's*	Remarkable Furniture	8.68
										(6/24/2016)

**	Spring Shadows	Houston	1999	106,995	94.9%	16	2	65,161		H.E.B.		9.77
										(4/30/2023)

**	Steeplechase	Jersey Village	1985	105,152	89.0%	19	6	56,208		Randall's		10.90
										(6/24/2016)

**	Sutherland Lumber	Marble Falls	1985	53,571	100.0%	1	0				Sutherland Lumber	2.82

**	Westgate	Houston	1996 / 1998	298,354	100.0%	25	0	75,154		H.E.B.	Kohl's, Oshman's Sporting Goods, Office Max, Pier One Imports	11.76
										(12/31/2015)

San Antonio (3)

**	Bandera Festival	San Antonio	1989	195,438	93.9%	34	5				Beall's, Big Lots, Burke's Outlet, Dollar Tree, FWL Furniture	8.96

**	Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B.		16.10
										(4/30/2015)

**	Wurzbach	San Antonio	1979	59,771	100.0%	3	0				Travis Associates	3.04

TOTAL SHOPPING CENTERS TEXAS (32)				2,972,978	92.3%	545	85	754,338	426,116			$ 11.46

VIRGINA (1)

	Smyth Valley Crossing	Marion	1989	126,841	97.8%	12	2	32,000		Ingles	Wal-Mart	5.82
										(9/25/2010)

TOTAL SHOPPING CENTERS VIRGINIA (1)				126,841	97.8%	12	2	32,000	-			$ 5.82

TOTAL CORE SHOPPING CENTER PORTFOLIO (178)				19,399,538	94.4%	3,297	368	5,804,259	479,966			$ 10.66

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2006

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

DEVELOPMENTS & REDEVELOPMENTS (11)

Chestnut Square	Brevard, NC	1985	39,640	91.9%	5	2	21,000		Food Lion*	Dollar General	$ 6.13
									(9/28/2010)

Hunters Creek	Orlando, FL	1998	68,032	24.7%	8	1					19.59

Providence Square	Charlotte, NC	1973	85,930	93.8%	20	5	35,702		Harris Teeter*	Eckerd	8.23
									(4/30/2006)

River Green	Canton, GA	2008 Development	11.2 acres

Shops at St. Lucie	Port St. Lucie, FL	2006 Development	4.0 acres

Stanley Market Place	Stanley, NC	1980, 1987	40,400	29.7%	2	1				Family Dollar	3.99

Sunlake Development Parcel	Tampa, FL	TBD	155.0 acres

Waterlick Plaza	Lynchburg, VA	TBD	8.0 acres

Wesley Chapel Crossing	Decatur, GA	1989	170,792	39.5%	18	8	32,000		Ingles*	CVS Pharmacy	8.07
									(9/25/2009)

Westridge	McDonough, GA	2006 Development	12.5 acres

Winchester Plaza	Huntsville, AL	2006 Development	33.0 acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (11)			404,794	52.7%	53	17	88,702	0			$ 8.47

TOTAL RETAIL PROPERTIES (189)			19,804,332	93.6%	3,350	385	5,892,961	479,966			$ 10.63

OTHER PROPERTIES (7)

4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	81.7%	3	6					2.73

Banco Popular Office Building	Miami, FL	1971	32,737	98.1%	20	1					22.67

Commonwealth II	Jacksonville, FL		53,598	0.0%	0	1

Laurel Walk Apartments	Charlotte, NC	1985	106,480	98.7%	97	1					7.54

Mandarin Mini-storage	Jacksonville, FL	1982	52,880	96.7%	521	18

Pinhook Office Building	Lafayette, LA	1979, 1992	4,406	49.5%	1	1					9.00

Prosperity Office Building	Palm Beach Gardens, FL		3,200	0.0%	0	1

GRAND TOTAL (196)			20,246,146	93.2%	3,992	414	5,892,961	479,966			$ 10.54

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

**	Indicates properties that were classified as held for sale as of March 31, 2006.

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
As of March 31, 2006

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida	80	9,319,682	1,810	160	96.0%	$ 99,858,757
Texas	32	2,972,978	545	85	92.3%	31,459,942
Georgia	25	2,900,613	473	70	88.5%	26,777,207
Louisiana	14	1,620,565	163	19	91.7%	9,933,872
Massachusetts	6	399,154	15	2	99.5%	8,536,701
South Carolina	8	839,178	97	9	92.4%	7,933,170
North Carolina	12	1,135,128	172	31	90.2%	7,685,352
Connecticut	1	210,787	26	2	91.3%	2,086,161
Alabama	2	129,215	18	4	96.9%	1,038,010
Virginia	1	126,841	12	2	97.8%	721,599
Tennessee	1	83,334	12	0	100.0%	695,205
Mississippi	1	66,857	7	1	92.5%	302,228

Total	183	19,804,332	3,350	385	93.6%	$ 197,028,204

Note: Excludes six development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the three months ended March 31, 2006

Renewals
			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

109	406,938	3,733	$10.67	$11.23	$4,571,931

			% Increase psf	5.2%

		Net Increase (AMR)			$228,768

New Leases
				Average	Annualized
		Average		New	Minimum
# of Leases	Square Feet	Size		Rent psf	Rent

85	264,789	3,115		$11.71	$3,100,878

Lost Leases
			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent

84	212,453	2,529	$11.07		$2,351,496

Net Absorption	52,336	New Leases - Lost Leases

Leasing Spread	5.8%	New Leases versus Lost Leases (rate psf)

				Net AMR Gain	$978,150

EQUITY ONE, INC. AND SUBSIDIARIES
OCCUPANCY STATISTICS
As of March 31, 2006

Note: Reflects those properties held in the core portfolio at the end of each indicated quarter.

Note: Reflects 160 properties owned by Equity One in each of the previous eight quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
SAME PROPERTY OCCUPANCY STATISTICS - STATE BREAKOUT
As of March 31, 2006

Note: Reflects 160 properties owned by Equity One in each of the previous eight quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
As of March 31, 2006

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	50	2,199,358	11.1%	$ 16,129,110	8.2%	$ 7.33
Albertsons/Shaw's	8	519,329	2.6%	8,298,732	4.2%	15.98
Kroger	17	990,887	5.0%	8,101,971	4.1%	8.18
Winn Dixie	14	653,987	3.3%	4,462,868	2.3%	6.82
H.E. Butt Grocery	4	256,262	1.3%	2,775,355	1.4%	10.83
Blockbuster	29	171,260	0.9%	2,752,280	1.4%	16.07
Bed Bath & Beyond	8	256,689	1.3%	2,615,820	1.3%	10.19
CVS Pharmacy	19	193,889	1.0%	2,139,358	1.1%	11.03
Safeway/Randalls	5	258,183	1.3%	1,927,503	1.0%	7.47
TJ Maxx / Marshall's	8	239,117	1.2%	1,862,653	0.9%	7.79

Sub-total top ten tenants	162	5,738,961	29.0%	$ 51,065,650	25.9%	$ 8.90

Remaining tenants	3,188	12,790,349	64.6%	145,962,554	74.1%	11.41

Sub-total all tenants	3,350	18,529,310	93.6%	$ 197,028,204	100.0%	$ 10.63

Vacant	385	1,275,022	6.4%	NA	NA	NA

Total including vacant	3,735	19,804,332	100.0%	$ 197,028,204	100.0%	$ 9.95

Note: Excludes six development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of March 31, 2006

ALL TENANTS
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	108	259,906	1.3%	$ 2,655,448	1.3%	10.22
2006	585	1,586,630	8.0%	20,154,997	9.9%	12.70
2007	683	2,191,844	11.1%	26,920,400	13.2%	12.28
2008	685	1,998,438	10.1%	26,990,957	13.2%	13.51
2009	449	1,882,684	9.5%	21,436,808	10.5%	11.39
2010	404	1,962,153	9.9%	21,961,368	10.8%	11.19
2011	137	1,333,082	6.7%	12,093,060	5.9%	9.07
2012	53	960,123	4.8%	8,172,767	4.0%	8.51
2013	40	749,400	3.8%	7,202,862	3.5%	9.61
2014	34	778,329	3.9%	6,346,927	3.1%	8.15
2015	37	707,445	3.6%	7,383,147	3.6%	10.44
Thereafter	135	4,119,276	20.7%	42,792,172	21.0%	10.39

Sub-total / average	3,350	18,529,310	93.6%	$ 204,110,913	100.0%	$ 11.02

Vacant	385	1,275,022	6.4%	NA	NA	NA

Total / average	3,735	19,804,332	100.0%	$ 204,110,913	100.0%	$ 10.31

Note: Excludes six development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of March 31, 2006

ANCHOR TENANTS (SF >= 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	4	82,246	0.7%	$ 518,000	0.6%	$ 6.30
2006	16	406,527	3.3%	2,652,139	2.8%	6.52
2007	32	820,878	6.6%	5,488,897	5.9%	6.69
2008	25	591,428	4.8%	3,993,247	4.3%	6.75
2009	36	1,037,270	8.3%	6,270,963	6.7%	6.05
2010	47	1,088,692	8.8%	6,668,035	7.1%	6.12
2011	34	1,071,421	8.6%	7,005,894	7.5%	6.54
2012	23	844,139	6.8%	5,757,365	6.1%	6.82
2013	18	663,201	5.3%	5,397,143	5.8%	8.14
2014	16	702,881	5.7%	4,859,622	5.2%	6.91
2015	17	631,569	5.1%	5,881,851	6.3%	9.31
Thereafter	84	3,932,717	31.7%	39,151,157	41.7%	9.96

Sub-total / average	352	11,872,969	95.5%	$ 93,644,313	100.0%	$ 7.89

Vacant	17	563,381	4.5%	NA	NA	NA

Total / average	369	12,436,350	100.0%	$ 93,644,313	100.0%	$ 7.53

Note: Excludes six development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of March 31, 2006

LOCAL TENANTS (SF < 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	104	177,660	2.4%	$ 2,137,448	1.9%	$ 12.03
2006	569	1,180,103	16.0%	17,502,858	15.8%	14.83
2007	651	1,370,966	18.6%	21,431,503	19.4%	15.63
2008	660	1,407,010	19.1%	22,997,710	20.8%	16.35
2009	413	845,414	11.5%	15,165,845	13.7%	17.94
2010	357	873,461	11.8%	15,293,333	13.8%	17.51
2011	103	261,661	3.6%	5,087,166	4.6%	19.44
2012	30	115,984	1.6%	2,415,402	2.2%	20.83
2013	22	86,199	1.2%	1,805,719	1.6%	20.95
2014	18	75,448	1.0%	1,487,305	1.3%	19.71
2015	20	75,876	0.9%	1,501,296	1.4%	19.79
Thereafter	51	186,559	2.5%	3,641,015	3.5%	19.52

Sub-total / average	2,998	6,656,341	90.3%	$ 110,466,600	100.0%	$ 16.60

Vacant	368	711,641	9.7%	NA	NA	NA

Total / average	3,366	7,367,982	100.0%	$ 110,466,600	100.0%	$ 14.99

Note: Excludes six development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of March 31, 2006
(in thousands, except square footage data)

Project	Location	Project Description	Target Completion Date	Estimated Cost Including Land	Funded as of 03/31/2006	Balance to Complete

Developments
River Green	Canton, GA	11.2 acres held for future developemnt. Prospecting for tenant(s)	TBD	$ 3,663	$ 3,663	$ -
Shops at St. Lucie	Port St. Lucie, FL	Develop a 20,000 sf retail center, adjacent to our Cashmere Corners property	Second quarter 2006	4,945	3,386	1,559
Shops at Skylake	N. Miami Beach, FL	Adding 37,000 sq ft of retail space to existing property	Second quarter 2006	6,320	5,486	834
Sunlake	Tampa, FL	155 acre mixed-use development project	TBD	23,603	14,296	9,307
Westridge	McDonough, GA	Developing a supermarket anchored center	Second Quarter 2006	8,627	7,418	1,209
Winchester Plaza	Huntsville, AL	Developing a supermarket anchored center	Third Quarter 2006	11,514	4,921	6,593
Subtotal - Developments				58,672	39,170	19,502

Major Redevelopments
Chestnut Square	Brevard, NC	Redevelopment Existing Center	First Quarter 2007	4549	193	4,356
Hunters Creek	Orlando, FL	Redevelopment Existing Center	Fourth Quarter 2006	5636	5436	200
Providence Square	Charlotte, NC	Redevelopment Existing Center	TBD	-	-	-
Stanley Market Place	Stanley, NC	Reconfigure the former Winn Dixie and add 7,000 sq ft of retail space; Approx. 35,000 sq ft has been leased; prospecting for new tenants for the remaining space	First Quarter 2007	5,483	939	4,544
Wesley Chapel	Decatur, GA	Reconfigure the former WalMart space into multi-tenant space; prospecting for new tenants	TBD	4,865	4,865	-
Subtotal - Major Redevelopments				20,533	11,433	9,100

Out parcel Developments/Expansions
Belfair Towne Village	Bluffton, SC	Adding 41,250 sq ft of retail space to existing property	Fourth quarter 2006	4,664	1,762	2,902
Bluebonnet	Baton Rouge, LA	Adding 10,750 sq ft of retail on an out parcel at an existing property	Second quarter 2006	1,500	1,259	241
Dolphin Village	St Pete Beach, FL	Future mixed-use development	TBD	10,554	10,554	-
Piedmont Peachtree Crossing	Buckhead, GA	Future mixed-use development	TBD	14,618	14,618	-
Riverview	Durham, NC	Construction of additional 5,000 sq ft out parcel building has commenced	Second quarter 2006	770	214	556
West Roxbury	West Roxbury, MA	Construction of additional 8,000 sq ft out parcel building has commenced	Second quarter 2006	430	430	-
Windy Hill	North Myrtle Beach, SC	Construction of additional 4,000 sq ft out parcel building: prospecting for new tenants	Second quarter 2006	687	687	-
Young Circle	Hollywood, FL	Future mixed-use development	TBD	10,098	10,098	-
Subtotal - Out parcel Developments/Expansions				43,321	39,622	3,699
All other development activity				13,979	12,559	1,420
Total Development Activity - Continuing Operations				136,505	102,784	33,721
Development activity for properties held for sale				8,569	8,569	-
Total - All Development Activity				$ 145,074	$ 111,353	$ 33,721

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of March 31, 2006
(in thousands, except square footage data)

2006 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet/ Acres	Purchase Price

Jan. 4, 2006	Dolphin Village	St. Pete Beach	FL	138,129	$ 28,000
Jan. 12, 2006	Brookside Plaza	Enfield	CT	210,787	28,500
Jan. 26, 2006	Commonwealth II	Jacksonville	FL	53,598	600
Mar. 3, 2006	Piedmont Peachtree Crossing	Buckhead	GA	152,239	47,950
Mar. 20, 2006	Prosperity Office Building	Palm Beach Gardens	FL	3,200	1,400

Total					$ 106,450

2006 Disposition Activity

Date Sold	Property Name	City	State	Square Feet/ Acres	Gross Sales Price	Gain on Sale

Mar. 27, 2006	Scottsville Square	Bowling Green	KY	38,450	$ 2,500	$ 492

Sale of income producing property					2,500	492

Feb. 22, 2006	Westridge Out Parcel	McDonough	GA	1.0 Acres	875	314

Total					$ 3,375	$ 806

Properties Held for Sale as of March 31, 2006

	Property Name	City	State

	29 property portfolio	Various	Texas	Sold April 2006
	Hedwig	Houston	Texas
	Sutherland Lumber	Marble Falls	Texas	Sold April 2006

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
As of March 31, 2006

BB&T Capital Markets		Bear Stearns & Co. Inc.		Deutsche Bank Securities Inc.

Stephanie M. Krewson		Ross Smotrich		Louis W. Taylor
804-782-8784		212-272-8046		212-250-4912

Rob Whittemore		Amy L. Young, CFA		Christeen Kim
804-782-8796		212-272-3523		212-250-6771

Friedman Billings Ramsey		Harris Nesbit		JP Morgan Securities Inc.
Paul Morgan		Paul Adornato		Michael W. Meuller, CFA
703-469-1255		212-885-4170		212-622-6689

Michael Blank		Joseph Dazio
703-469-1115		212-622-6416

	Raymond James & Associates		Stifel, Nicolaus & Company, Inc.
	Paul D. Puryear		David M. Fick, CPA
	727-567-2253		410-454-5018

	Ken Avalos		Nathen Isbee
	727-567-2660		410-454-4143